UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 26, 2006

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Through a clerical error, the registrant included as Exhibit 99.2 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 27, 2006 (the "Original 8-K") the transcript of an earlier conference call, which had been held on December 6, 2005, rather than the transcript of the conference call referred to in the Original 8-K, which was held on January 26, 2006. The correct transcript is attached to this Current Report on Form 8-K/A (Amendment No.1) as Exhibit 99.2, which replaces the incorrect Exhibit 99.2 filed with the Original 8-K.

This Form 8-K/A is filed for the sole purpose of so amending the Original 8-K. No other information in the Original 8-K as filed on January 27, 2006 is amended hereby. For ease of reference and convenience, we have restated our entire disclosure in this amendment.

On January 26, 2006, the registrant announced its earnings results for the quarter ended December 31, 2005. A copy of the press release issued by the registrant regarding the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In addition, on January 26, 2006 the registrant conducted its earnings conference call for the quarter ended December 31, 2005. A transcript of the call is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press release dated January 26, 2006 announcing earnings results for the quarter ended December 31, 2005.

99.2 Transcript of fiscal 2006 first quarter earnings conference call.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

January 31, 2006	By:	Joseph McGuire

Name: Joseph McGuire
Title: President/Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

1	Press release dated January 26, 2006 announcing earnings results for the quarter ended December 31, 2005.
2	Transcript of fiscal 2006 first quarter earnings call.